Lifecore Biomedical Amends and Extends Revolving Credit Facility with BMO November 26, 2024 Three-Year Term Extension Combined with Simplification and Reduction of Interest Rates Helps Further Strengthen Company’s Balance Sheet and Overall Financial Position Builds Upon Other Recent Strategic Financial Activities, including $24.3 Million PIPE Financing Company Continues to Build Strong Foundation for Execution of Growth Strategy; Highlighted by Strengthened Leadership, Improved Financial Position, Enhanced Capabilities, and Expanded Capacity CHASKA, Minn., Nov. 26, 2024 (GLOBE NEWSWIRE) -- Lifecore Biomedical, Inc. (NASDAQ: LFCR) (“Lifecore”), a fully integrated contract development and manufacturing organization (“CDMO”), today announced that it has entered in an agreement with BMO, a leading provider of global investment and corporate banking services and one of North America’s largest banks, which amends and extends the terms of Lifecore’s existing asset-based lending (“ABL”) revolving credit facility entered into between Lifecore and BMO in December 2020. The amendment extends the term of the facility by three years to November 2027, as well as simplifying and reducing the interest rates, and providing flexibility for Lifecore as it relates to certain covenants and reporting requirements. “BMO is a highly regarded global provider of corporate banking services and has been a trusted partner to Lifecore for more than 10 years. The willingness of the BMO team to extend and amend our existing revolving credit facility with advantageous terms demonstrates the bank’s confidence in our current business, as well as our ability to execute on our go-forward growth strategy,” said Ryan Lake, chief financial officer of Lifecore. “This ABL amendment is the latest positive strategic financial action executed by Lifecore, following our recent successful raising of $24.3 million in a private placement of Lifecore common stock. Together, these activities have significantly improved our balance sheet and overall financial position, providing a strong foundation for future growth.” In recent months, Lifecore has also successfully executed a variety of operational and new business initiatives designed to reshape the company and best position it for continued growth in the rapidly expanding CDMO market. These have included key management team appointments, including CEO and CFO, expansion of manufacturing capabilities and capacity through the installation and qualification of its high-speed, multi-purpose 5-head isolator filler, and the signing of several new customers, highlighted by its high-profile agreement with Lindy Biosciences.      About Lifecore Biomedical Lifecore Biomedical, Inc. (Nasdaq: LFCR) is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development, fill and finish of sterile injectable pharmaceutical products in syringes, vials, and cartridges, including complex formulations. As a leading manufacturer of premium, injectable-grade hyaluronic acid, Lifecore brings more than 40 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about the company, visit Lifecore’s website at www.lifecore.com. Important Cautions Regarding Forward-Looking Statements This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. In addition, all statements regarding our anticipated future operating and financial expectations, customer opportunities and relationships are forward-looking statements. All forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially, including such factors among others, as the company’s ability to successfully enact its business strategies, including with respect to installation, capacity generation and its ability to attract demand for its services, and its ability expand its relationship with its existing customers or attract new customers; the impact of inflation on Lifecore’s business and financial condition; changes in business conditions and general economic conditions both domestically and globally, including rising interest rates and fluctuation in foreign currency exchange rates; Lifecore’s ability to access sufficient capital to fund its business strategies; and other risk factors set forth from time to time in Lifecore’s SEC filings, including, but not limited to, the Annual Report on Form 10-K for the year ended May 26, 2024 (the “2024 10-K”). For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in the 2024 10-K. Forward-looking statements represent management’s current expectations as of the date hereof and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances. Lifecore Biomedical, Inc. Contact Information: Vida Strategic Partners Stephanie Diaz (Investors) 415-675-7401

sdiaz@idasp.com

Tim Brons (Media)
415-675-7402
tbrons@idasp.com

Ryan D. Lake (CFO)
Lifecore Biomedical
952-368-6244
ryan.lake@lifecore.com

Source: Lifecore Biomedical, Inc.